Exhibit 99.2

0 14475
SUPERIOR ENERGY SERVICES, INC.
Annual Meeting of Stockholders
April 13, 2022 10:00 am Central Time
This proxy is solicited by the Board of Directors
The stockholder(s) hereby appoint(s) James Spexarth and Wendell York, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Superior
Energy Services, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of
Stockholders to be held virtually at https://web.lumiagm.com/231541698 (password: superior2022) at
10:00 am Central Time on April 13, 2022, and in person at 1001 Louisiana Street, Suite 2900, Houston
Texas 77002, and any adjournment or postponement thereof.
(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)
1.1

ANNUAL MEETING OF STOCKHOLDERS OF

SUPERIOR ENERGY SERVICES, INC.

April 13, 2022

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 13, 2022

The accompanying proxy statement and the 2021 Annual Report are available without cost at http://www.astproxyportal.com/ast/24002

\

Please mark, sign, date and return your voting instruction card in the envelope provided as soon as possible.

↓Please detach along perforated line and mail this voting instruction card in the envelope provided.↓

20700000000000000000 1 041322

SUPERIOR'S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTING INSTRUCTIONS IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors.

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:

- ○ Joseph Citarrella
- ○ Daniel E. Flores
- ○ Michael Y. McGovern
- ○ Brian Moore
- ○ Julie J. Robertson
- ○ Krishna Shivram
- ○ Timothy J. Winfrey

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature of Beneficial Owner ______ Date: ______ Signature of Beneficial Owner ______ Date: ______

Note: Please sign exactly as your name or names appear on this voting instruction card. When shares are owned jointly, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature of Stockholder Date: Signature of Stockholder Date:
Note: Please sign exactly as your name or names appear on this proxy card. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT”
and fill in the circle next to each nominee you wish to withhold, as shown here:
JOHN SMITH
1234 MAIN STREET
APT. 203
NEW YORK, NY 10038
ANNUAL MEETING OF STOCKHOLDERS OF
SUPERIOR ENERGY SERVICES, INC.
April 13, 2022
SUBMITTING YOUR PROXY
Please detach along perforated line and mail this proxy card in the envelope provided IF you are not submitting your proxy instructions via the Internet ————————— o r te le p h o n e . ————————
COMPANY NUMBER
ACCOUNT NUMBER
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 13, 2022
The accompanying proxy statement and the 2021 Annual Report are available without cost at http://www.astproxyportal.com/ast/24002
SUPERIOR’S BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTING INSTRUCTIONS IN BLUE OR BLACK INK AS SHOWN HERE .
20700000000000000000 1 041322
x
1. Election of Directors.
O Joseph Citarrella
O Daniel E. Flores
O Michael Y. McGovern
O Brian Moore
O Julie J. Robertson
O Krishna Shivram
O Timothy J. Winfrey
FOR ALL NOMINEES
WITHHOLD AUTHORITY
FOR ALL NOMINEES
FOR ALL EXCEPT
(See instructions below)
NOMINEES:
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) in the
United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL—Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON—You may vote your shares in person
by attending the Annual Meeting or virtually at
https://web.lumiagm.com/231541698 (password: superior2022).
GO GREEN—e-Consent makes it easy to go paperless. With
e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.